UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2013

Date of reporting period: January 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Global Thematic Growth Fund

January 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 20, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Thematic Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	1

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Index (net), for the six- and 12-month periods ended January 31, 2013.

For the six-month period, the Fund outperformed its benchmark before sales charges, with security selection driving the premium. Sector positioning was negative. Stock selection in several of the Web 3.0 and (re)Emerging Middle Class-themed holdings, including the technology and consumer discretionary sectors, boosted relative performance. Stock selection in some ZIRPonomics-themed holdings, especially from the materials sector, detracted. In the 12-month period, the Fund underperformed its benchmark before sales charges, with security selection and sector positioning combining to drive the deficit. Stock selection in several ZIRPonomics-themed and (re)Emerging Middle Class-themed holdings, especially from the materials and consumer discretionary sectors, undercut relative performance. Stock selection in several Web 3.0-themed holdings, including the technology sector, mitigated some of the losses. The Fund utilized derivatives including currencies and purchased and written options for hedging and investment purposes, which had an immaterial impact during both periods.

2	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Market Review and Investment Strategy

The behavior of the global financial markets during the 12-month period ended January 31, 2013, was largely driven by the actions of key policy makers and central bankers. The willingness of political leaders to address the structural flaws of the euro zone—along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank—lifted market confidence for much of the period. Market sentiment was further buoyed in the latter half of the period by data suggesting that China’s moribund economy was regaining momentum. Financial markets in the U.S. found themselves under pressure in the last three months of 2012 as a weak corporate earnings season for the third quarter and protracted “fiscal cliff” negotiations brought about by political dysfunction took its toll. However, a partial resolution to the U.S. budget stalemate and a strong start to the fourth quarter U.S. corporate earnings season in January ignited a rally in world equity markets.

The Global Thematic Growth Investment Team (the “Team”) continues to identify companies involved in disruptive themes and offering valuations that, in the Team’s view, do not adequately capture their upside potential. The Team continues to focus on trends that persist regardless of the economic cycle, possessing what its analysis suggests to be longer-term growth fundamentals.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Thematic Growth Fund*
Class A	18.57%	5.58%

Class B†	18.11%	4.71%

Class C	18.14%	4.81%

Advisor Class‡	18.76%	5.91%

Class R‡	18.54%	5.50%

Class K‡	18.74%	5.85%

Class I‡	19.01%	6.30%

MSCI AC World Index (net)	13.43%	14.80%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended January 31, 2013 by 0.04% and 0.10%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2013
	NAV Returns	SEC Returns
Class A Shares
1 Year	5.58%	1.09%
5 Years	0.96%	0.09%
10 Years	6.28%	5.82%

Class B Shares
1 Year	4.71%	0.71%
5 Years	0.15%	0.15%
10 Years(a)	5.61%	5.61%

Class C Shares
1 Year	4.81%	3.81%
5 Years	0.22%	0.22%
10 Years	5.50%	5.50%

Advisor Class Shares†
1 Year	5.91%	5.91%
5 Years	1.27%	1.27%
10 Years	6.61%	6.61%

Class R Shares†
1 Year	5.50%	5.50%
5 Years	0.94%	0.94%
Since Inception*	2.73%	2.73%

Class K Shares†
1 Year	5.85%	5.85%
5 Years	1.25%	1.25%
Since Inception*	3.56%	3.56%

Class I Shares†
1 Year	6.30%	6.30%
5 Years	1.62%	1.62%
Since Inception*	3.91%	3.91%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.57%, 2.41%, 2.32%, 1.27%, 1.62%, 1.31% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns
Class A Shares
1 Year	8.16%
5 Years	-3.67%
10 Years	5.35%

Class B Shares
1 Year	8.01%
5 Years	-3.62%
10 Years(a)	5.14%

Class C Shares
1 Year	11.13%
5 Years	-3.55%
10 Years	5.03%

Advisor Class Shares†
1 Year	13.30%
5 Years	-2.55%
10 Years	6.13%

Class R Shares†
1 Year	12.92%
5 Years	-2.85%
Since Inception*	2.36%

Class K Shares†
1 Year	13.24%
5 Years	-2.56%
Since Inception*	3.13%

Class I Shares†
1 Year	13.73%
5 Years	-2.20%
Since Inception*	3.47%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,185.70	$8.54	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class B
Actual	$1,000	$1,181.10	$12.92	2.35%
Hypothetical**	$1,000	$1,013.36	$11.93	2.35%
Class C
Actual	$1,000	$1,181.40	$12.59	2.29%
Hypothetical**	$1,000	$1,013.66	$11.62	2.29%
Advisor Class
Actual	$1,000	$1,187.60	$6.89	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class R
Actual	$1,000	$1,185.40	$8.87	1.61%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%
Class K
Actual	$1,000	$1,187.40	$7.17	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class I
Actual	$1,000	$1,190.10	$4.75	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $808.6

*	All data are as of January 31, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Argentina, Luxembourg, Malaysia, Mexico, Mongolia, Netherlands, Philippines, South Korea and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

January 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Illumina, Inc.	$27,284,507	3.4%
NVIDIA Corp.	21,947,264	2.7
Mellanox Technologies Ltd.	20,673,362	2.6
Fusion-io, Inc.	19,216,288	2.4
Red Hat, Inc.	18,111,060	2.2
CITIC Securities Co., Ltd.	17,574,632	2.2
Silicon Graphics International Corp.	17,394,086	2.2
Freeport-McMoRan Copper & Gold, Inc.	16,707,372	2.1
Zhongsheng Group Holdings Ltd.	15,769,428	1.9
Facebook, Inc.	15,767,632	1.9
	$190,445,631	23.6%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.1%
Information Technology – 37.0%
Communications Equipment – 1.2%
QUALCOMM, Inc.	144,570	$9,545,957

Computers & Peripherals – 6.8%
Apple, Inc.	19,120	8,705,527
Fusion-io, Inc.(a)(b)	1,099,330	19,216,288
Silicon Graphics International Corp.(a)(b)	1,196,292	17,394,086
Stratasys Ltd.(a)(b)	125,840	9,875,923

		55,191,824

Electronic Equipment, Instruments & Components – 0.8%
Hexagon AB	236,770	6,358,782

Internet Software & Services – 10.8%
Cornerstone OnDemand, Inc.(a)(b)	258,233	8,439,055
eBay, Inc.(b)	149,400	8,355,942
Facebook, Inc.(b)	509,126	15,767,632
Google, Inc. – Class A(b)	19,998	15,112,289
LinkedIn Corp.(b)	70,842	8,769,531
MercadoLibre, Inc.(a)	94,240	8,330,816
Rackspace Hosting, Inc.(b)	124,635	9,391,247
Yelp, Inc.(a)(b)	622,434	13,220,498

		87,387,010

Semiconductors & Semiconductor Equipment – 8.1%
ARM Holdings PLC	595,425	8,156,160
ASML Holding NV(a)	81,020	6,083,792
Mellanox Technologies Ltd.(a)(b)	388,451	20,673,362
NVIDIA Corp.	1,790,152	21,947,264
Samsung Electronics Co., Ltd.	6,400	8,514,777

		65,375,355

Software – 9.3%
Intuit, Inc.	129,110	8,053,882
NetSuite, Inc.(b)	119,808	8,414,116
Red Hat, Inc.(b)	325,973	18,111,060
Salesforce.com, Inc.(b)	71,420	12,293,525
ServiceNow, Inc.(a)(b)	302,348	8,381,086
Splunk, Inc.(b)	367,607	12,116,327
Workday, Inc.(a)(b)	148,684	7,942,699

		75,312,695

		299,171,623

Financials – 14.4%
Capital Markets – 3.3%
CITIC Securities Co., Ltd.(a)	6,582,800	17,574,632
UBS AG(b)	505,990	8,789,046

		26,363,678

12	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 3.4%
BOC Hong Kong Holdings Ltd.	3,185,500	$10,930,565
Grupo Financiero Banorte SAB de CV – Class O	876,070	6,029,673
Sberbank of Russia (Sponsored ADR)	710,494	10,465,577

		27,425,815

Insurance – 1.7%
AIA Group Ltd.	3,395,400	13,507,295

Real Estate Investment Trusts (REITs) – 1.0%
Weyerhaeuser Co.	267,744	8,064,449

Real Estate Management & Development – 3.9%
Ciputra Development Tbk PT	95,665,008	9,042,246
Guangzhou R&F Properties Co., Ltd.(a)	4,647,200	8,458,753
Hang Lung Group Ltd.	2,274,000	13,784,966

		31,285,965

Thrifts & Mortgage Finance – 1.1%
Housing Development Finance Corp.	632,910	9,368,750

		116,015,952

Consumer Discretionary – 11.8%
Automobiles – 1.0%
Tesla Motors, Inc.(a)(b)	221,781	8,319,005

Hotels, Restaurants & Leisure – 2.8%
Bloomberry Resorts Corp.(b)	24,243,300	7,770,250
Ctrip.com International Ltd. (ADR)(a)(b)	515,900	10,219,979
Galaxy Entertainment Group Ltd.(a)(b)	1,060,000	4,776,557

		22,766,786

Household Durables – 0.5%
iRobot Corp.(b)	187,330	4,286,111

Internet & Catalog Retail – 1.9%
Amazon.com, Inc.(b)	57,548	15,278,994

Specialty Retail – 3.0%
L’Occitane International SA	2,821,250	8,469,587
Zhongsheng Group Holdings Ltd.(a)	10,541,000	15,769,428

		24,239,015

Textiles, Apparel & Luxury Goods – 2.6%
Burberry Group PLC	546,770	11,746,237
Samsonite International SA	4,160,300	9,038,665

		20,784,902

		95,674,813

Health Care – 10.8%
Biotechnology – 2.2%
Cepheid, Inc.(b)	387,832	14,047,275
Genomic Health, Inc.(a)(b)	146,428	4,107,305

		18,154,580

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 2.7%
Given Imaging Ltd.(b)	492,609	$8,103,418
IDEXX Laboratories, Inc.(b)	12,208	1,162,324
Intuitive Surgical, Inc.(b)	21,796	12,519,186

		21,784,928

Health Care Providers & Services – 0.5%
IHH Healthcare Bhd(b)	3,578,100	3,791,537

Health Care Technology – 1.7%
athenahealth, Inc.(a)(b)	154,942	13,397,835

Life Sciences Tools & Services – 3.7%
Illumina, Inc.(a)(b)	538,900	27,284,507
PerkinElmer, Inc.	79,008	2,784,242

		30,068,749

		87,197,629

Energy – 9.0%
Energy Equipment & Services – 4.9%
National Oilwell Varco, Inc.	153,970	11,415,336
Oceaneering International, Inc.	150,690	9,525,115
Schlumberger Ltd.	120,430	9,399,561
Technip SA	83,600	9,052,136

		39,392,148

Oil, Gas & Consumable Fuels – 4.1%
Cameco Corp.	201,205	4,337,184
Concho Resources, Inc.(b)	91,980	8,390,416
Denbury Resources, Inc.(b)	682,246	12,710,243
Noble Energy, Inc.	76,250	8,218,987

		33,656,830

		73,048,978

Materials – 8.3%
Chemicals – 1.0%
Monsanto Co.	78,761	7,982,427

Metals & Mining – 7.3%
Freeport-McMoRan Copper & Gold, Inc.	473,968	16,707,372
Goldcorp, Inc.	237,270	8,373,259
Mongolian Mining Corp.(a)(b)	17,435,500	8,637,645
Turquoise Hill Resources Ltd.(b)	1,313,369	10,112,968
Umicore SA	288,070	14,988,029

		58,819,273

		66,801,700

Industrials – 6.5%
Construction & Engineering – 2.1%
Bharti Infratel Ltd.(b)	2,224,840	8,459,746
Larsen & Toubro Ltd.	287,110	8,339,135

		16,798,881

14	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.0%
Babcock & Wilcox Co. (The)	304,085	$8,100,824

Machinery – 3.4%
Cummins, Inc.	95,570	10,974,303
FANUC Corp.	57,200	8,926,087
Proto Labs, Inc.(a)(b)	191,303	7,868,293

		27,768,683

		52,668,388

Consumer Staples – 1.4%
Beverages – 1.4%
Heckmann Corp.(a)(b)	2,878,493	11,053,413

Telecommunication Services – 0.9%
Wireless Telecommunication Services – 0.9%
Tower Bersama Infrastructure Tbk PT(b)	12,340,000	7,473,924

Total Common Stocks (cost $721,014,184)		809,106,420

	Contracts
OPTIONS PURCHASED – CALLS – 0.2%
Options on Equity Indices – 0.2%
Russian Depositary Index Expiration: Mar 2013, Exercise Price: $ 1,700.00(b)(c) (cost $794,305)	11,495	1,639,762

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(d) (cost $5,066,072)	5,066,072	5,066,072

Total Investments Before Security Lending Collateral for Securities Loaned – 100.9% (cost $726,874,561)		815,812,254

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 25.4%
Investment Companies – 25.4%
AllianceBernstein Exchange Reserves – Class I, 0.10%(d) (cost $205,089,071)	205,089,071	205,089,071

Total Investments – 126.3% (cost $931,963,632)		1,020,901,325
Other assets less liabilities – (26.3)%		(212,318,583)

Net Assets – 100.0%		$808,582,742

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	15

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America NA	USD	48,453	EUR	37,425	3/15/13	$2,374,111
Barclays Bank PLC Wholselale	USD	39,683	GBP	24,675	3/15/13	(556,846)
Credit Suisse London Branch (GFX)	USD	36,238	JPY	2,977,985	3/15/13	(3,663,484)
Royal Bank of Canada	USD	26,603	CAD	26,328	3/15/13	(230,682)
Westpac Banking Corp.	USD	24,142	AUD	23,165	3/15/13	(56,284)

						$(2,133,185)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Russian Depositary Index (c) (premium received $128,744)	11,495	$1,900.00	March 2013	$(254,040)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	One contract relates to 10 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $721,808,489)	$810,746,182	(a)
Affiliated issuers (cost $210,155,143—including investment of cash collateral for securities loaned of $205,089,071)	210,155,143	(b)
Foreign currencies, at value (cost $2,843,951)	2,866,176
Receivable for investment securities sold and foreign currency transactions	11,409,465
Unrealized appreciation of forward currency exchange contracts	2,374,111
Interest and dividends receivable	990,051
Receivable for capital stock sold	385,471

Total assets	1,038,926,599

Liabilities
Options written, at value (premiums received $128,744)	254,040
Payable for collateral received on securities loaned	204,925,446
Payable for investment securities purchased and foreign currency transactions	13,919,023
Unrealized depreciation of forward currency exchange contracts	4,507,296
Payable for capital stock redeemed	2,764,358
Advisory fee payable	1,519,667
Collateral received from broker	1,180,000
Transfer Agent fee payable	452,460
Distribution fee payable	253,510
Collateral due to Securities Lending Agent	163,625
Administrative fee payable	26,158
Accrued expenses	378,274

Total liabilities	230,343,857

Net Assets	$808,582,742

Composition of Net Assets
Capital stock, at par	$120,279
Additional paid-in capital	1,137,637,114
Distributions in excess of net investment income	(11,287,275)
Accumulated net realized loss on investment and foreign currency transactions	(404,616,116)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	86,728,740

	$808,582,742

(a)	Includes securities on loan with a value of $199,256,137 (see Note E).

(b)	Includes investment of cash collateral of $1,180,000 received from broker for OTC derivatives.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	17

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$608,428,782	8,889,488	$68.44	*

B	$26,457,517	452,278	$58.50

C	$82,613,055	1,403,456	$58.86

Advisor	$72,037,536	1,007,125	$71.53

R	$7,472,477	109,737	$68.09

K	$9,234,237	132,889	$69.49

I	$2,339,138	32,920	$71.06

*	The maximum offering price per share for Class A shares was $71.48 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $99,980)	$2,794,145
Affiliated issuers	153,605
Securities lending income	4,348,991	$7,296,741

Expenses
Advisory fee (see Note B)	3,010,610
Distribution fee—Class A	911,823
Distribution fee—Class B	137,059
Distribution fee—Class C	412,038
Distribution fee—Class R	18,835
Distribution fee—Class K	11,484
Transfer agency—Class A	1,229,356
Transfer agency—Class B	69,708
Transfer agency—Class C	181,089
Transfer agency—Advisor Class	150,533
Transfer agency—Class R	9,794
Transfer agency—Class K	9,187
Transfer agency—Class I	1,043
Custodian	128,097
Printing	114,584
Registration fees	68,886
Directors’ fees	28,080
Administrative	26,122
Audit	22,956
Legal	21,582
Miscellaneous	40,899

Total expenses		6,603,765

Net investment income		692,976

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(14,492,946)
Options written		811,797
Foreign currency transactions		4,744,174
Net change in unrealized appreciation/ depreciation of:
Investments		150,384,139
Options written		(208,027)
Foreign currency denominated assets and liabilities		(4,288,671)

Net gain on investment and foreign currency transactions		136,950,466

Contributions from Adviser (see Note B)		419

Net Increase in Net Assets from Operations		$137,643,861

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$692,976	$297,462
Net realized loss on investment and foreign currency transactions	(8,936,975)	(257,601,858)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	145,887,441	(4,783,129)
Contributions from Adviser (see Note B)	419	– 0	–

Net increase (decrease) in net assets from operations	137,643,861	(262,087,525)
Dividends to Shareholders from
Net investment income
Class A	– 0	–	(4,229,265)
Class B	– 0	–	246
Advisor Class	– 0	–	(866,048)
Class R	– 0	–	(38,530)
Class K	– 0	–	(104,238)
Class I	– 0	–	(176,960)
Capital Stock Transactions
Net decrease	(111,993,989)	(152,291,175)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	28,898

Total increase (decrease)	25,649,872	(419,764,597)
Net Assets
Beginning of period	782,932,870	1,202,697,467

End of period (including distributions in excess of net investment income of ($11,287,275) and ($11,980,251), respectively)	$808,582,742	$782,932,870

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	21

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

22	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	23

Notes to Financial Statements

management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$276,141,904		$23,029,719		$	– 0	–	$299,171,623
Financials	33,348,745		82,667,207			– 0	–	116,015,952
Consumer Discretionary	45,874,339		49,800,474			– 0	–	95,674,813
Health Care	83,406,092		3,791,537			– 0	–	87,197,629
Energy	63,996,842		9,052,136			– 0	–	73,048,978
Materials	43,176,026		23,625,674			– 0	–	66,801,700
Industrials	35,403,166		17,265,222			– 0	–	52,668,388
Consumer Staples	11,053,413		– 0	–		– 0	–	11,053,413
Telecommunication Services	– 0	–	7,473,924			– 0	–	7,473,924
Options Purchased—Calls	– 0	–	1,639,762			– 0	–	1,639,762
Short-Term Investments	5,066,072		– 0	–		– 0	–	5,066,072
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	205,089,071		– 0	–		–0	–	205,089,071

Total Investments in Securities	802,555,670		218,345,655	+		–0	–	1,020,901,325
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	2,374,111			–0	–	2,374,111
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,507,296)			–0	–	(4,507,296)
Call Options Written	– 0	–	(254,040)			–0	–	(254,040)

Total^	$802,555,670		$215,958,430			$–0	–	$1,018,514,100

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the

24	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	25

Notes to Financial Statements

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

26	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

During the six months ended January 31, 2013, the Adviser reimbursed the Fund $419 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2013, the reimbursement for such services amounted to $26,122.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $759,498 for the six months ended January 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,635 from the sale of Class A shares and received $4,302, $10,788 and $1,231 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
$ 683	$91,152	$86,769	$5,066	$2

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	27

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended January 31, 2013 amounted to $1,128,249, of which $3,810 and $4,214, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $64,780,985, $7,917,837, $259,595 and $63,889 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$497,147,755		$602,488,584
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and written option transactions) are as follows:

Gross unrealized appreciation	$119,938,275
Gross unrealized depreciation	(31,000,582)

Net unrealized appreciation	$88,937,693

28	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended January 31, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	29

Notes to Financial Statements

increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended January 31, 2013, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended January 31, 2013, the Fund held written options for hedging and non-hedging purposes.

For the six months ended January 31, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/12	29,555		$812,947
Options written	11,495		128,744
Options expired	(18,060)		(525,572)
Options bought back	(11,495)		(287,375)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 1/31/13	11,495		$128,744

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of January 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $4,276,614. If a trigger event had occurred at

30	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

January 31, 2013, for those derivatives in a net liability position, an amount of $4,276,614 would be required to be posted by the Fund.

At January 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,374,111	Unrealized depreciation of forward currency exchange contracts	$4,507,296

Equity contracts	Investments in securities, at value	1,639,762

Equity contracts			Options written, at value	254,040

Total		$4,013,873		$4,761,336

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,044,871	$(4,353,194)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(12,210,260)	10,933,235

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	811,797	(208,027)

Total		$(6,353,592)	$6,372,014

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	31

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the six months ended January 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$197,715,887
Average principal amount of sale contracts	$4,716,504

Purchased Options:
Average Monthly Cost	$10,957,294

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is

32	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2013, the Fund had securities on loan with a value of $199,256,137 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $205,089,071. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $4,348,991 and $152,043 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
$211,991	$410,160	$417,062	$205,089	$152

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012

Class A
Shares sold	161,766		626,061	$10,373,737		$39,580,769

Shares issued in reinvestment of dividends	– 0	–	69,049	– 0	–	3,880,628

Shares converted from Class B	56,520		187,612	3,632,493		11,979,038

Shares redeemed	(1,314,883)		(2,636,916)	(84,363,292)		(165,535,315)

Net decrease	(1,096,597)		(1,754,194)	$(70,357,062)		$(110,094,880)

Class B
Shares sold	16,500		43,177	$903,633		$2,342,906

Shares issued in reinvestment of dividends	– 0	–	(4)	– 0	–	(245)

Shares converted to Class A	(66,020)		(218,151)	(3,632,493)		(11,979,038)

Shares redeemed	(42,556)		(138,703)	(2,282,446)		(7,557,132)

Net decrease	(92,076)		(313,681)	$(5,011,306)		$(17,193,509)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	33

Notes to Financial Statements

Shares	Amount
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012

Class C
Shares sold	16,988	56,419	$935,152	$3,098,551

Shares issued in reinvestment of dividends	– 0	–	– 0	–	– 0	–	(13)

Shares redeemed	(187,315)	(473,871)	(10,310,515)	(25,714,024)

Net decrease	(170,327)	(417,452)	$(9,375,363)	$(22,615,486)

Advisor Class
Shares sold	74,574	621,495	$4,995,969	$40,337,890

Shares issued in reinvestment of dividends	– 0	–	11,877	– 0	–	695,166

Shares redeemed	(304,021)	(745,876)	(20,247,625)	(48,307,310)

Net decrease	(229,447)	(112,504)	$(15,251,656)	$(7,274,254)

Class R
Shares sold	15,191	86,341	$952,278	$5,277,164

Shares issued in reinvestment of dividends	– 0	–	688	– 0	–	38,481

Shares redeemed	(36,865)	(58,857)	(2,323,042)	(3,652,954)

Net increase (decrease)	(21,674)	28,172	$(1,370,764)	$1,662,691

Class K
Shares sold	7,260	103,576	$472,736	$6,585,214

Shares issued in reinvestment of dividends	– 0	–	1,832	– 0	–	104,237

Shares redeemed	(19,895)	(31,924)	(1,303,804)	(2,036,586)

Net increase (decrease)	(12,635)	73,484	$(831,068)	$4,652,865

Class I
Shares sold	3,075	33,021	$206,096	$2,163,714

Shares issued in reinvestment of dividends	– 0	–	2,499	– 0	–	144,691

Shares redeemed	(148,709)	(57,869)	(10,002,866)	(3,737,007)

Net decrease	(145,634)	(22,349)	$(9,796,770)	$(1,428,602)

For the year ended July 31, 2012, the Fund received $28,898 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

34	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	35

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$5,414,795	$1,278,061

Total distributions paid	$5,414,795	$1,278,061

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(370,294,198	)(a)
Unrealized appreciation/(depreciation)	(96,523,895	)(b)

Total accumulated earnings/(deficit)	$(466,818,093)

(a)

On July 31, 2012, the Fund had a net capital loss carryforward of $361,026,145. At July 31, 2012, the Fund had a qualified late-year ordinary loss deferral of $9,268,053, which is deemed to arise on August 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of partnerships and passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

36	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

As of July 31, 2012, the Fund had a net capital loss carryforward of $361,026,145 which will expire as follows:

Short-Term Amount	Long-Term Amount		Expiration
$ 147,558,432	$	n/a	2017
112,871,840		100,595,873	No expiration

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	37

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 57.72	$ 75.21	$ 63.67	$ 58.61	$ 64.34	$ 70.75

Income From Investment Operations
Net investment income (loss)(a)	.07	.07	(.41)	.04	(.11)	(.31)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.65	(17.18)	12.02	5.83	(5.64)	(6.10)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.02	.00	(b)

Net increase (decrease) in net asset value from operations	10.72	(17.11)	11.61	5.87	(5.73)	(6.41)

Less: Dividends
Dividends from net investment income	– 0	–	(.38)	(.07)	(.81)	– 0	–	– 0	–

Net asset value, end of period	$ 68.44	$ 57.72	$ 75.21	$ 63.67	$ 58.61	$ 64.34

Total Return
Total investment return based on net asset value(c)*	18.57%	(22.74)%	18.25	%†	10.03%	(8.91)%	(9.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$608,429	$576,361	$882,945	$843,840	$834,209	$938,400
Ratio to average net assets of:
Expenses	1.55	%(d)	1.55%	1.50	%(e)	1.55	%(e)	1.70%	1.46	%(f)
Net investment income (loss)	.23	%(d)	.10%	(.55	)%(e)	.07	%(e)	(.23)%	(.43)%
Portfolio turnover rate	62%	154%	164%	193%	201%	118%

See footnote summary on page 45.

38	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 49.53	$ 64.65	$ 55.11	$ 51.23	$ 56.71	$ 62.88

Income From Investment Operations
Net investment loss(a)	(.16)	(.41)	(.85)	(.46)	(.47)	(.80)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.13	(14.71)	10.39	5.15	(5.02)	(5.37)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.01	.00	(b)

Net increase (decrease) in net asset value from operations	8.97	(15.12)	9.54	4.69	(5.48)	(6.17)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.81)	– 0	–	– 0	–

Net asset value, end of period	$ 58.50	$ 49.53	$ 64.65	$ 55.11	$ 51.23	$ 56.71

Total Return
Total investment return based on net asset value(c)*	18.11%	(23.39)%	17.31	%†	9.16%	(9.66)%	(9.81)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,458	$26,962	$55,473	$72,741	$104,726	$184,615
Ratio to average net assets of:
Expenses	2.35	%(d)	2.39%	2.30	%(e)	2.35	%(e)	2.54%	2.29	%(f)
Net investment loss	(.56	)%(d)	(.76)%	(1.33	)%(e)	(.84	)%(e)	(1.12)%	(1.26)%
Portfolio turnover rate	62%	154%	164%	193%	201%	118%

See footnote summary on page 45.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 49.82	$ 64.96	$ 55.35	$ 51.42	$ 56.88	$ 63.01

Income From Investment Operations
Net investment loss(a)	(.14)	(.35)	(.83)	(.36)	(.42)	(.74)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.18	(14.79)	10.44	5.10	(5.06)	(5.39)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.02	.00	(b)

Net increase (decrease) in net asset value from operations	9.04	(15.14)	9.61	4.74	(5.46)	(6.13)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.81)	– 0	–	– 0	–

Net asset value, end of period	$ 58.86	$ 49.82	$ 64.96	$ 55.35	$ 51.42	$ 56.88

Total Return
Total investment return based on net asset value(c)*	18.14%	(23.31)%	17.36	%†	9.22%	(9.60)%	(9.73)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,613	$78,410	$129,354	$121,020	$117,334	$138,553
Ratio to average net assets of:
Expenses	2.29	%(d)	2.30%	2.24	%(e)	2.29	%(e)	2.45%	2.20	%(f)
Net investment loss	(.51	)%(d)	(.65)%	(1.28	)%(e)	(.66	)%(e)	(.99)%	(1.17)%
Portfolio turnover rate	62%	154%	164%	193%	201%	118%

See footnote summary on page 45.

40	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 60.23	$ 78.60	$ 66.53	$ 61.03	$ 66.80	$ 73.24

Income From Investment Operations
Net investment income (loss)(a)	.18	.27	(.19)	.35	.05	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.12	(17.98)	12.54	5.96	(5.84)	(6.34)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.02	.00	(b)

Net increase (decrease) in net asset value from operations	11.30	(17.71)	12.35	6.31	(5.77)	(6.44)

Less: Dividends
Dividends from net investment income	– 0	–	(.66)	(.28)	(.81)	– 0	–	– 0	–

Net asset value, end of period	$ 71.53	$ 60.23	$ 78.60	$ 66.53	$ 61.03	$ 66.80

Total Return
Total investment return based on net asset value(c)*	18.76%	(22.50)%	18.58	%†	10.35%	(8.64)%	(8.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,038	$74,474	$106,042	$63,376	$40,770	$31,546
Ratio to average net assets of:
Expenses	1.25	%(d)	1.25%	1.19	%(e)	1.25	%(e)	1.40%	1.17	%(f)
Net investment income (loss)	.55	%(d)	.41%	(.25	)%(e)	.54	%(e)	.11%	(.14)%
Portfolio turnover rate	62%	154%	164%	193%	201%	118%

See footnote summary on page 45.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 57.44	$ 74.85	$ 63.46	$ 58.46	$ 64.10	$ 70.52

Income From Investment Operations
Net investment income (loss)(a)	.05	.06	(.50)	.03	(.04)	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.60	(17.10)	11.99	5.78	(5.62)	(6.09)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.02	.01

Net increase (decrease) in net asset value from operations	10.65	(17.04)	11.49	5.81	(5.64)	(6.42)

Less: Dividends
Dividends from net investment income	– 0	–	(.37)	(.10)	(.81)	– 0	–	– 0	–

Net asset value, end of period	$ 68.09	$ 57.44	$ 74.85	$ 63.46	$ 58.46	$ 64.10

Total Return
Total investment return based on net asset value(c)*	18.54%	(22.75)%	18.11	%†	9.95%	(8.80)%	(9.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,472	$7,548	$7,728	$5,896	$5,192	$3,904
Ratio to average net assets of:
Expenses	1.61	%(d)	1.60%	1.61	%(e)	1.62	%(e)	1.61%	1.48%
Net investment income (loss)	.17	%(d)	.09%	(.68	)%(e)	.05	%(e)	(.09)%	(.47)%
Portfolio turnover rate	62%	154%	164%	193%	201%	118%

See footnote summary on page 45.

42	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 58.52	$ 76.47	$ 64.80	$ 59.49	$ 65.02	$ 71.33

Income From Investment Operations
Net investment income (loss)(a)	.16	.30	(.26)	.22	.11	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.81	(17.54)	12.21	5.90	(5.66)	(6.15)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.02	.00	(b)

Net increase (decrease) in net asset value from operations	10.97	(17.24)	11.95	6.12	(5.53)	(6.31)

Less: Dividends
Dividends from net investment income	– 0	–	(.71)	(.28)	(.81)	– 0	–	– 0	–

Net asset value, end of period	$ 69.49	$ 58.52	$ 76.47	$ 64.80	$ 59.49	$ 65.02

Total Return
Total investment return based on net asset value(c)*	18.74%	(22.53)%	18.44	%†	10.30%	(8.50)%	(8.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,234	$8,516	$5,509	$4,719	$4,352	$2,440
Ratio to average net assets of:
Expenses	1.30	%(d)	1.29%	1.32	%(e)	1.30	%(e)	1.31%	1.22%
Net investment income (loss)	.48	%(d)	.46%	(.34	)%(e)	.35	%(e)	.23%	(.23)%
Portfolio turnover rate	62%	154%	164%	193%	201%	118%

See footnote summary on page 45.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 59.71	$ 77.88	$ 65.92	$ 60.31	$ 65.67	$ 71.77

Income From Investment Operations
Net investment income (loss)(a)	.37	.50	(.02)	.44	.34	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.98	(17.83)	12.44	5.98	(5.73)	(6.24)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.03	.01

Net increase (decrease) in net asset value from operations	11.35	(17.33)	12.42	6.42	(5.36)	(6.10)

Less: Dividends
Dividends from net investment income	– 0	–	(.84)	(.46)	(.81)	– 0	–	– 0	–

Net asset value, end of period	$ 71.06	$ 59.71	$ 77.88	$ 65.92	$ 60.31	$ 65.67

Total Return
Total investment return based on net asset value(c)*	19.01%	(22.22)%	18.86	%†	10.66%	(8.16)%	(8.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,339	$10,662	$15,646	$5,146	$2,977	$145
Ratio to average net assets of:
Expenses	.86	%(d)	.89%	.96	%(e)	.98	%(e)	1.01%	.80%
Net investment income (loss)	1.05	%(d)	.77%	(.02	)%(e)	.64	%(e)	.71%	.17%
Portfolio turnover rate.	62%	154%	164%	193%	201%	118%

See footnote summary on page 45.

44	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

	Year Ended July 31, 2008
Class A	1.45%
Class B	2.28%
Class C	2.19%
Advisor Class	1.16%
Class R	– 0	–
Class K	– 0	–
Class I	– 0	–

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2013 and years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.04%, 0.07%, 0.04%, 0.42%, 0.24% and 0.32%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2011 by 0.03%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	45

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Carson(2), Vice President Amy P. Raskin(2), Vice President Catherine D. Wood(2), Vice President	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Global Thematic Growth Investment Team. Mses. Catherine D. Wood and Amy P. Raskin and Messrs. Joseph G. Carson and Vadim Zlotnikov, are the investment professionals with the most significant responsibility for the day-to-day management of the Fund.

46	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 3, 2008, Global Technology Fund, Inc. merged with Global Health Care Fund, Inc. and was renamed Global Thematic Growth Fund, Inc. Also at this time, the Fund’s non-fundamental investment policy was changed to allow the Fund to pursue a broader mandate across multiple industry sectors worldwide. In connection with the change in investment strategy, the Fund’s portfolio management team was changed.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	47

factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee[6]	Net Assets 3/31/12 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$982.9	Global Thematic Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $70,297 (0.01% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

48	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Set forth below are the Fund’s total expense ratios for the most recently completed semi-annual period:7

Fund	Total Expense Ratio[8] (1/31/12)			Fiscal Year
Global Thematic Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.30 1.60 2.41 2.34 1.62 1.33 0.93	% % % % % % %	July 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	49

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:10

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Thematic Growth Fund, Inc.	$982.9	Global Thematic Research 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.420%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.11 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Fund, Inc.[12]	Global Thematic Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

12	The advisory fee of AVPS Global Thematic Growth Portfolio is based on the portfolio’s average daily net assets and is paid on a monthly basis, in contrast to Global Thematic Growth Fund, Inc, whose fee is based on the Fund’s net assets at the end of each quarter and is paid to the Adviser quarterly.

50	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Thematic Research Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[13]
Thematic Research Growth Portfolio Class A Class I	1.70% 0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)15 and the Fund’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike class I shares, whose fee is for only investment advisory services.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	51

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[17]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Fund, Inc.[18]	0.750	0.839	3/9

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19

Fund	Expense Ratio (%)[20]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Fund, Inc.[21]	1.503	1.377	8/9	1.485	18/28

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

17	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

18	The Fund’s EG includes the Fund, four other Global Multi-Cap Growth Fund (“GMLG”) and four Global Multi-Cap Core Cap Funds (“GMLC”).

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Most recently completed fiscal year end Class A total expense ratio.

21	The Fund’s EU includes the Fund, EG and all other GMLG and GMLCs, excluding outliers.

52	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $26,047, $4,861,071 and $59,629 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $2,246,849 in fees from the Fund.22

22	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	53

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

54	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

In February 2008, the independent consultant provided the Board of Directors an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund27 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the periods ended February 29, 2012.29

24	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

27	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

28	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an FG/EU.

29	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	55

	Fund	PG Median	PU Median	PG Rank	PU Rank
Global Thematic Growth Fund, Inc.[30]
1 year	-13.71	-5.06	-3.97	4/5	27/29
3 year	23.52	23.08	23.52	2/4	10/19
5 year	1.72	1.72	-0.20	2/3	3/10
10 year	1.91	3.46	2.91	2/2	4/4

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)31 versus its benchmark.32 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.33

	Periods Ending February 29, 2012 Annualized Performance
						Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception(%)	Volatility (%)	Sharpe (%)
Global Thematic Growth Fund, Inc.	-13.71	23.52	1.72	1.91	11.76	23.79	0.12	10
MSCI AC World Index (Net)	-1.49	23.71	0.07	5.72	N/A	17.50	0.30	10
Inception Date: March 1, 1982

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

30	The Fund’s Lipper classification changed in 2008 from Technology Funds to GMLG (Global Multi-Cap Growth Funds) as are result of changes to the Fund’s strategy.

31	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

32	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

33	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	57

AllianceBernstein Family of Funds

NOTES

58	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GTG-0152-0113

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Thematic Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 25, 2013